UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5126

     Seligman New Jersey Municipal Fund, Inc.
(Exact name of Registrant as specified in charter)

     100 Park Avenue
New York, New York 10017
(Address of principal executive offices)   (Zip code)

     Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 9/30/05

ITEM 1.    REPORTS TO STOCKHOLDERS.

Seligman
New Jersey Municipal Fund, Inc.

Annual Report September 30, 2005 Seeking Income Exempt From Regular Income Tax J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance and
Portfolio Overview	5

Understanding and
Comparing Your
Fund’s Expenses	8

Portfolio of Investments	9

Statement of
Assets and Liabilities	11

Statement of
Operations	12

Statements of
Changes in Net Assets	13

Notes to Financial
Statements	15

Financial Highlights	20

Report of Independent
Registered Public
Accounting Firm	23

Directors and Officers	24

Additional Fund
Information	back
cover

To The Shareholders

We are pleased to present the annual report for Seligman New Jersey Municipal Fund Inc., covering the fiscal year ended September 30, 2005. This report contains a discussion with your Portfolio Managers, as well as the Fund’s investment results, financial statements, and its portfolio of investments.

Thank you for your continued support of Seligman New Jersey Municipal Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

November 23, 2005

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Stockholder Services
Incorporated	100 Park Avenue
100 Park Avenue	New York, NY 10017	(800) 445-1777	Retirement Plan
New York, NY 10017			Services
General Counsel
General Distributor	Sullivan & Cromwell LLP	(212) 682-7600	Outside the
Seligman Advisors, Inc.			United States
100 Park Avenue	Independent Registered
New York, NY 10017	Public Accounting Firm	(800) 622-4597	24-Hour Automated
	Deloitte & Touche LLP		Telephone Access
Service

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q.	What market conditions and events materially affected the performance of Seligman New Jersey Municipal Fund, Inc. during the fiscal year ended September 30, 2005?

A.	Seligman New Jersey Municipal Fund posted positive investment returns for the fiscal year ended September 30, 2005; however, results were comprised of interest income rather than price return. Performance results were attributable to a constructive municipal market environment characterized by stable long-term municipal yields, rising short-term municipal yields, improving credit conditions and record-setting refunding activity.

During the Fund’s fiscal year, the Federal Open Market Committee increased the federal funds rate by 2 percentage points, which led to sharply higher short-term municipal yields. As yields at the front-end of the municipal yield curve rose, the prices of many of the Fund’s shorter-maturity holdings declined, tempering positive investment results (in general, fixed-rate bond prices decline as interest rates increase). Subsequent to the close of the reporting period, the federal funds rate was increased by an additional 0.25%.

The Fund’s holdings of variable rate demand notes — the preferred investment vehicle for managing the Fund’s cash flows — did benefit from the higher short-term yield environment, particularly given that, in general, the Fund’s cash balances over the past fiscal year have been maintained at higher percentages than they have been historically.

The US economy continued to expand over the past 12 months, leading to considerable improvement in state and local government finances. The Rockefeller Institute of Government reports that state tax revenues for the second quarter of 2005 rose 13.3% compared with the same period last year. Notably, most increases in tax receipts were achieved without meaningful hikes in tax rates. Further, tax receipts rose for personal, corporate, and sales taxes with corporate taxes experiencing the strongest growth. States and municipalities have made significant progress in restoring fiscal balance, leading to an overall strengthening in credit trends. Still, substantial challenges remain, including the escalating costs of Medicaid programs, public pensions liabilities and education funding. In addition, the failure of many states to adequately address structural imbalances poses a risk to future financial stability.

In July 2005, Standard & Poor’s upgraded the general obligation debt rating of the State of New Jersey to AA from AA-. S&P cited New Jersey’s strong economy and high wealth levels as well as a budget that “makes significant strides toward structural balance.” A sharp improvement in state tax revenues — due, in part, to tax increases — also contributed to New Jersey’s rating upgrade. In 2004, all three municipal rating agencies had downgraded the state due to its reliance on deficit financing and other temporary measures to close its substantial budget gap. New Jersey’s continued commitment to fiscal responsibility will help it to meet the considerable challenges facing the state in the years to come.

Year-to-date, the favorable interest rate environment continued to support the issuance of refunding bonds — in general, refunding bonds are issued to retire outstanding, higher-cost debt. Refunding activity in the municipal market has had a significant impact on the Fund. Over the past year, several Fund holdings were pre-

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

refunded to future call dates. When municipal bonds are refunded, principal and interest payments are typically secured by escrow accounts comprised of US government securities, making them secure and highly liquid securities. In addition, the shortened maturity date and enhanced credit quality of pre-refunded bonds often results in price appreciation, contributing to positive investment results. Currently, refunded bonds (pre-refunded bonds and escrowed-to-maturity bonds) represent the second-largest sector in Seligman New Jersey Municipal Fund. The Fund also experienced a number of bond calls during the reporting period. The loss of high-yielding bonds reduced investment income because the proceeds of called bonds were reinvested at lower prevailing yields.

As municipal yields have trended lower, investors have stepped up purchases of lower-rated credits. The increase in demand for lesser-rated bonds has caused yield spreads to compress. As a result, lower-rated bonds have outperformed higher-quality bonds by a wide margin over the past 12 months. The Fund is comprised principally of higher-quality bonds.

Q.	What investment strategies or techniques materially affected Fund performance during the period?

A.	Over the past fiscal year, our primary objective has been to lessen the impact of an expected increase in long-term municipal yields and significantly higher short-term yields (yield curve flattening) on the Fund’s performance. The following strategies were implemented:

In an effort to lower the interest rate exposure of the Fund, the average portfolio maturity has been allowed to decline to a lower level than in recent years. In general, the longer the maturity of a bond is, the greater the interest rate sensitivity. At fiscal year-end, the average maturity of the Fund’s municipal bonds was approximately 17 years. Over the 12-month reporting period, however, the longest maturity bonds unexpectedly enjoyed the best performance while the 20-year sector ranked second.

A significant percentage of the Fund’s holdings that were pre-refunded prior to the start of the current fiscal year were maintained given their attractive coupon interest and inherently defensive nature. Investment income has benefited from our decision to retain these higher-yielding securities. However, given the shorter maturity dates of the Fund’s pre-refunded bonds, the increase in short-term yields over the past year caused performance to significantly lag that of longer-term securities. On a more positive note, the Fund held portfolio holdings that were pre-refunded during the Fund’s fiscal year. The shortened maturity date and enhanced credit quality often resulted in price appreciation for the newly pre-refunded bonds, contributing to positive investment results.

The Fund is comprised of premium-coupon bonds (market price above par). Premium coupon bonds are generally less sensitive to interest rate changes than par or discount bonds (market price below par). In a rising interest rate environment, premium bonds typically outperform lower coupon bonds. However, the decline in long-term municipal yields over the past fiscal year favored par and discount-coupon bonds.

The majority of holdings in the Fund are of a higher quality, with the largest concentra-

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

tion in AAA-rated insured bonds. Yields offered on most lower quality bonds have not, in our opinion, adequately compensated investors for accepting a greater degree of credit risk. Nevertheless, strong demand for higher-yielding securities has led to a narrowing of credit spreads. As a result, lower-quality bonds outperformed higher-quality bonds over the past 12 months.

The Fund does not own tobacco bonds due to concerns over legal challenges to the Master Settlement Agreement (MSA) — the source of principal and interest payment for tobacco bonds — as well as the impact of punitive jury awards and continuing litigation on tobacco companies. Additionally, tobacco company contributions to the MSA are based on the quantity of cigarettes sold. Cigarette sales have already fallen below projection, and are expected to decline further, reducing the tobacco company payments to the MSA. Despite these factors, Tobacco Securitization Bonds posted strong performance for the period, enhancing the returns of other funds that held them.

Fiscal year performance results for Seligman New Jersey Municipal Fund lagged that of the Lehman Brothers Municipal Bond Index (the “Lehman Index”) — the Fund’s stated benchmark. Our more defensive portfolio positioning, relative to the Lehman Index was the primary reason for the underperformance given the continued, albeit modest, decline in long-term municipal yields over the past 12 months. Additionally, overweighting of the pre-refunded bond sector and avoidance of Tobacco bonds, compared with the Lehman Index, caused a lag in period returns.

It should be noted that the Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a wide range of investment-grade municipal bonds, and that its components may differ significantly from that of the Seligman New Jersey Municipal Fund. Further, the Lehman Index does not reflect the impact of fees or expenses as do the Fund’s returns.

A Team Approach

Seligman New Jersey Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Michelle Lowery, and Debra McGuiness.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman New Jersey Municipal Fund, Inc. and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state, and local taxes.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge (“CDSC”), charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase.

The chart compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Lehman Index”) for the 10-year period ended September 30, 2005. The performance of Class C shares, which commenced on a later date, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the charts but is included in the total returns table that follows the chart. The performance of Class C shares will differ from the performances shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Index does not include the effect of taxes, fees or sales charges, and does not reflect state-specific bond market performance.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See footnotes on page 7.

Performance and Portfolio Overview

Investment Results
Total Returns
For Periods Ended September 30, 2005

		Average Annual

					Class C
					Since
	Six	One	Five	Ten	Inception
	Months*	Year	Years	Years	5/27/99

Class A

With Sales Charge	(2.81)%	(1.56)%	4.35%	4.56%	n/a

Without Sales Charge	1.99	3.40	5.38	5.07	n/a

Class C

With Sales Charge and CDSC#	(0.34)	0.53	4.39	n/a	3.51%

Without Sales Charge and CDSC	1.71	2.57	4.59	n/a	3.68

Class D

With 1% CDSC	0.71	1.58	n/a	n/a	n/a

Without CDSC	1.71	2.57	4.59	4.28	n/a

Lehman Index**	2.80	4.05	6.34	6.07	5.65 ‡

See footnotes on page 7.

Performance and Portfolio Overview

Investment Results

Net Asset Value Per Share

	9/30/05	3/31/05	9/30/04

Class A	$7.49	$7.49	$7.54

Class C	7.59	7.58	7.64

Class D	7.59	7.58	7.64

Holdings By Market Sectorø

Revenue Bonds			75%

General Obligation Bondsøø			25

Weighted Average Maturity##			17.4 years

Dividend and Capital Gain Per Share, and
Yield Information
For Periods Ended September 30, 2005

Dividends†	Capital Gain†	SEC 30-Day Yield††

$0.295	$0.007	2.68%

0.237	0.007	2.03

0.237	0.007	2.05

Holdings by Credit Quality2ø

AAA	64%

AA	11

A	22

BBB	3

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

2	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Index is an unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges and does not reflect state-specific bond market performance. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

#	The CDSC is 1% for periods of 18 months or less.

##	Excludes variable rate demand notes.

‡	From 5/28/99.

Represents per share amount paid or declared for the year ended September 30, 2005.

††	Current yield, representing the annualized yield for the 30-day period ended September 30, 2005, has been computed in accordance with SEC regulations and will vary.

ø	Percentages based on current market values of long-term holdings at September 30, 2005.

øø	Includes pre-refunded and escrowed-to-maturity securities.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) you incur when investing in the Fund and to compare them with the ongoing expenses incurred by investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of April 1, 2005 and held for the entire six-month period ended September 30, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending	Expenses Paid	Ending	Expenses Paid
	Account	Annualized	Account	During Period**	Account	During Period**
	Value	Expense	Value	4/1/05 to	Value	4/1/05 to
	4/1/05	Ratio*	9/30/05	9/30/05	9/30/05	9/30/05

Class A	$1,000.00	1.22%	$1,019.90	$6.17	$1,018.96	$6.16

Class C	1,000.00	1.96	1,017.10	9.91	1,015.24	9.90

Class D	1,000.00	1.96	1,017.10	9.91	1,015.24	9.90

*	Expenses of Class C and Class D shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**	Expenses are equal to the Fund’s annualized expense ratios based on actual expenses for the period April 1, 2005 to September 30, 2005, multiplied by the average account value over the period, multiplied by 183/365 (number of days in the period).

Portfolio of Investments
September 30, 2005

Face
Amount	Municipal Bonds	Rating†	Value

$2,000,000	Delaware River & Bay Authority Rev. (New Jersey and Delaware),
	5 3/4% due 1/1/2029Ø	Aaa	$2,212,740

2,500,000	Middletown Twp., NJ Board of Education School GOs, 5.80% due 8/1/2019Ø	Aaa	2,624,025

3,000,000	New Jersey Economic Development Authority Gas Facilities Rev.
	(NUI Corporation Project), 5.70% due 6/1/2032*	Aaa	3,129,450

1,000,000	New Jersey Economic Development Authority Rev.
	(The Seeing Eye, Inc. Project), 5% due 12/1/2024	Aaa	1,060,530

2,900,000	New Jersey Economic Development Authority Sewage Facilities Rev.
	(Anheuser-Busch Project), 5.85% due 12/1/2030*	A1	2,968,701

3,000,000	New Jersey Economic Development Authority Water Facilities Rev.
	(New Jersey American Water Co., Inc.), 5 3/8% due 5/1/2032*	Aaa	3,159,780

2,000,000	New Jersey Educational Facilities Financing Authority Rev.
	(Institute for Advanced Study), 5% due 7/1/2021	Aaa	2,071,580

2,000,000	New Jersey Health Care Facilities Financing Authority Rev.
	(Atlantic City Medical Center), 5 3/4% due 7/1/2025	A2	2,138,040

2,450,000	New Jersey Health Care Facilities Financing Authority Rev.
	(Hackensack University Medical Center), 6% due 1/1/2034	A2	2,615,792

2,255,000	New Jersey Health Care Facilities Financing Authority Rev.
	(Meridian Health System Obligated Group), 5 3/8% due 7/l/2024	Aaa	2,403,289

2,500,000	New Jersey Highway Authority (Garden State Parkway Rev.),
	5 5/8% due 1/1/2030Ø	AAA‡	2,758,875

235,000	New Jersey Housing & Mortgage Finance Agency
	(Multi-Family Housing Rev.), 5 3/4% due 5/1/2025	Aaa	246,374

1,500,000	New Jersey Housing & Mortgage Finance Agency
	(Multi-Family Housing Rev.), 6.35% due 11/1/2031*	Aaa	1,576,785

1,000,000	New Jersey Transportation Trust Fund Authority, 5% due 12/15/2021Ø	Aaa	1,087,360

1,000,000	Puerto Rico Highway & Transportation Authority Rev.,
	5 1/2% due 7/1/2036	Baa2	1,096,060

1,300,000	Rutgers State University, NJ, 5.20% due 5/1/2027	Aa3	1,341,678

2,500,000	Salem County, NJ Pollution Control Financing Authority Waste
	Disposal Rev. (E. I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022*	Aa3	2,517,299

Total Municipal Bonds (Cost $32,704,558) — 88.4%			35,008,358

See footnotes on page 10.

Portfolio of Investments
September 30, 2005

Face
Amount	Short-Term Holdings	Rating†	Value

$1,500,000	Loudoun County, VA Industrial Development Authority Rev.
	(Howard Hughes Medical Institute), VRDN, due 2/15/2038	VMIG 1	$1,500,000

480,000	Missouri State Health & Educational Facilities Authority Health
	Facility Rev. (Cox Health System), VRDN, due 6/1/2022	VMIG 1	480,000

2,000,000	New Jersey Economic Development Authority Rev. (The Trustees of
	the Lawrenceville School Project), 5 3/4% due 7/1/2016Ø	Aa3	2,081,800

Total Short-Term Holdings (Cost $3,933,480) — 10.3%			4,061,800

Total Investments (Cost $36,638,038) — 98.7%			39,070,158

Other Assets Less Liabilities — 1.3%			511,060

Net Assets — 100.0%			$39,581,218

†	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s, have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.
ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
VRDN – variable rate demand note.
See Notes to Financial Statements.

Statement of Assets and Liabilities
September 30, 2005

Assets:

Investments, at value:

Long-term holdings (cost $32,704,558)	$35,008,358

Short-term holdings (cost $3,933,480)	4,061,800

Total investments (cost $36,638,038)	39,070,158

Cash (includes restricted cash of $5,000)	52,550

Interest receivable	579,699

Receivable for Capital Stock sold	13,459

Expenses prepaid to shareholder service agent	4,875

Other	2,588

Total Assets	39,723,329

Liabilities:

Dividends payable	57,503

Management fee payable	16,365

Distribution and service fees payable	10,454

Payable for Capital Stock repurchased	2,000

Accrued expenses and other	55,789

Total Liabilities	142,111

Net Assets	$39,581,218

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 100,000,000 shares
authorized; 5,277,087 shares outstanding):

Class A	$4,701

Class C	455

Class D	121

Additional paid-in capital	36,848,024

Undistributed net investment income	75,140

Undistributed net realized gain	220,657

Net unrealized appreciation of investments	2,432,120

Net Assets	$39,581,218

Net Asset Value Per Share:

Class A ($35,208,788 ÷ 4,700,865)	$7.49

Class C ($3,452,879 ÷ 455,024)	$7.59

Class D ($919,551 ÷ 121,198)	$7.59

See Notes to Financial Statements.

Statement of Operations
For the Year Ended September 30, 2005

Investment Income:

Interest	$2,252,727

Expenses:

Management fee	218,603

Distribution and service fees	140,719

Shareholder account services	80,851

Auditing and legal fees	54,526

Registration	18,185

Shareholder reports and communications	17,588

Custody and related services	15,340

Directors’ fees and expenses	9,310

Miscellaneous	5,974

Total Expenses	561,096

Net Investment Income	1,691,631

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	208,055

Net change in unrealized appreciation of investments	(500,739)

Net Loss on Investments	(292,684)

Increase in Net Assets from Operations	$1,398,947

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended September 30,

	2005	2004

Operations:

Net investment income	$1,691,631	$1,943,583

Net realized gain on investments	208,055	38,246

Net change in unrealized appreciation of investments	(500,739)	(398,894)

Increase in Net Assets from Operations	1,398,947	1,582,935

Distributions to Shareholders:

Net investment income:

Class A	(1,535,586)	(1,748,856)

Class C	(111,109)	(143,317)

Class D	(30,136)	(36,379)

Total	(1,676,831)	(1,928,552)

Net realized long-term gain on investments:

Class A	(39,881)	(60,671)

Class C	(3,427)	(6,806)

Class D	(885)	(1,664)

Total	(44,193)	(69,141)

Decrease in Net Assets from Distributions	(1,721,024)	(1,997,693)

(Continued on next page.)

Statements of Changes in Net Assets

	Shares

	Year Ended September 30,		Year Ended September 30,

	2005	2004	2005	2004

Capital Share Transactions:

Net proceeds from sales of shares:

Class A	117,029	161,465	$882,504	$1,222,725

Class C	34,205	53,450	261,158	410,760

Class D	5,106	1,728	38,999	13,160

Shares issued in payment of
dividends:

Class A	136,040	140,323	1,025,489	1,059,991

Class C	10,791	14,593	82,384	111,648

Class D	3,509	3,992	26,792	30,533

Exchanged from associated funds:

Class A	18,196	31,866	137,130	238,556

Class C	24,803	6,778	189,975	52,439

Class D	1,073	1,114	8,163	8,442

Shares issued in payment of gain distributions:

Class A	4,241	6,229	31,891	47,326

Class C	364	736	2,772	5,656

Class D	109	196	829	1,508

Total	355,466	422,470	2,688,086	3,202,744

Cost of shares repurchased:

Class A	(1,294,115)	(662,956)	(9,721,288)	(4,998,258)

Class C	(87,785)	(270,899)	(669,409)	(2,068,276)

Class D	(19,834)	(43,071)	(151,362)	(324,348)

Exchanged into associated funds:

Class A	(23,861)	(65,903)	(179,894)	(497,094)

Class C	(6,382)	(10,860)	(48,694)	(82,235)

Class D	—	(1,650)	—	(12,377)

Total	(1,431,977)	(1,055,339)	(10,770,647)	(7,982,588)

Decrease in Net Assets
from Capital Share Transactions	(1,076,511)	(632,869)	(8,082,561)	(4,779,844)

Decrease in Net Assets			(8,404,638)	(5,194,602)

Net Assets:

Beginning of year			47,985,856	53,180,458

End of Year (including undistributed net investment
income of $75,140 and $77,540, respectively)			$39,581,218	$47,985,856

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman New Jersey Municipal Fund, Inc. (the “Fund”) offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

	b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Short-term holdings include securities with stated or effective maturity dates of less than one year.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated

Notes to Financial Statements

as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2005, the interest rate paid on these notes was 2.95%.

	d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2005, distribution and service fees were the only class-specific expenses.

	e.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

	f.	Restricted Cash — Restricted cash represents deposits that are being held as collateral for letters of credit issued by banks in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $1,702 for sales of Class A shares. Commissions of $12,323 and $586 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund monthly pursuant to the Plan. For the year ended September 30, 2005, fees incurred aggregated $95,308, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2005, fees incurred under the Plan amounted to $35,720 and $9,691, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C and Class D shares. For the year ended September 30, 2005, such charges amounted to $572.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2005, Seligman Services, Inc. received commissions of $215 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,057 pursuant to the Plan.

Notes to Financial Statements

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $80,851 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of September 30, 2005, the Fund’s potential obligation under the Guaranties is $13,700. As of September 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings (losses) accrued thereon is included in directors’ fees and expenses and the accumulated balance at September 30, 2005, of $15,556 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2005, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2005 amounted to $1,046,890 and $9,477,310, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

Notes to Financial Statements

At September 30, 2005, the tax basis cost of investments for federal income tax purposes was $36,562,898. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $75,140.

At September 30, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$2,507,260

Gross unrealized depreciation of portfolio securities	—

Net unrealized appreciation of portfolio securities	2,507,260

Undistributed tax-exempt income	76,617

Accumulated net realized gains	220,657

Total accumulated earnings	$2,804,534

The tax characterization of distributions paid was as follows:

	Year Ended September 30,

	2005	2004

Tax-exempt income	$1,676,831	$1,928,552

Long-term capital gains	44,193	69,141

7.	Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman New Jersey Municipal Fund, Inc. was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

In the fall of 2003, the Manager conducted an extensive internal review relating to market timing. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three funds and agreed to waive a portion of its management fee with respect to another fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and

Notes to Financial Statements

the Distributor (together, “Seligman”). Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry.

Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares.

CLASS A

		Year Ended September 30,

	2005	2004	2003	2002	ø	2001

Per Share Data:

Net Asset Value, Beginning of Year	$7.54	$7.60	$7.65	$7.44		$7.12

Income from Investment Operations:

Net investment income	0.30	0.29	0.29	0.31		0.32

Net realized and unrealized gain (loss) on investments	(0.04)	(0.05)	(0.04)	0.22		0.36

Total from Investment Operations	0.26	0.24	0.25	0.53		0.68

Less Distributions:

Dividends from net investment income	(0.30)	(0.29)	(0.29)	(0.31)		(0.32)

Distributions from net realized capital gain	(0.01)	(0.01)	(0.01)	(0.01)		(0.04)

Total Distributions	(0.31)	(0.30)	(0.30)	(0.32)		(0.36)

Net Asset Value, End of Year	$7.49	$7.54	$7.60	$7.65		$7.44

Total Return	3.40%	3.28%	3.34%	7.29%		9.77%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$35,209	$43,324	$46,610	$49,274		$49,182

Ratio of expenses to average net assets	1.20%	1.13%	1.13%	1.04%		1.14%

Ratio of net investment income to average net assets	3.95%	3.91%	3.82%	4.23%		4.34%

Portfolio turnover rate	2.53%	—	4.39%	13.02%		1.06%

See footnotes on page 22.

Financial Highlights

CLASS C

		Year Ended September 30,

	2005	2004	2003	2002	ø	2001

Per Share Data:

Net Asset Value, Beginning of Year	$7.64	$7.69	$7.74	$7.52		$7.20

Income from Investment Operations:

Net investment income	0.24	0.24	0.23	0.26		0.27

Net realized and unrealized gain (loss) on investments	(0.04)	(0.04)	(0.04)	0.23		0.36

Total from Investment Operations	0.20	0.20	0.19	0.49		0.63

Less Distributions:

Dividends from net investment income	(0.24)	(0.24)	(0.23)	(0.26)		(0.27)

Distributions from net realized capital gain	(0.01)	(0.01)	(0.01)	(0.01)		(0.04)

Total Distributions	(0.25)	(0.25)	(0.24)	(0.27)		(0.31)

Net Asset Value, End of Year	$7.59	$7.64	$7.69	$7.74		$7.52

Total Return	2.57%	2.58%	2.52%	6.54%		8.89%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,453	$3,659	$5,271	$5,096		$1,207

Ratio of expenses to average net assets	1.96%	1.90%	1.90%	1.84%		1.89%

Ratio of net investment income to average net assets	3.19%	3.14%	3.05%	3.44%		3.59%

Portfolio turnover rate	2.53%	—	4.39%	13.02%		1.06%

See footnotes on page 22.

Financial Highlights

CLASS D

		Year Ended September 30,

	2005	2004	2003	2002	ø	2001

Per Share Data:

Net Asset Value, Beginning of Year	$7.64	$7.69	$7.74	$7.52		$7.20

Income from Investment Operations:

Net investment income	0.24	0.24	0.23	0.26		0.27

Net realized and unrealized gain (loss) on investments	(0.04)	(0.04)	(0.04)	0.23		0.36

Total from Investment Operations	0.20	0.20	0.19	0.49		0.63

Less Distributions:

Dividends from net investment income	(0.24)	(0.24)	(0.23)	(0.26)		(0.27)

Distributions from net realized capital gain	(0.01)	(0.01)	(0.01)	(0.01)		(0.04)

Total Distributions	(0.25)	(0.25)	(0.24)	(0.27)		(0.31)

Net Asset Value, End of Year	$7.59	$7.64	$7.69	$7.74		$7.52

Total Return	2.57%	2.58%	2.52%	6.54%		8.89%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$920	$1,002	$1,299	$1,366		$1,248

Ratio of expenses to average net assets	1.96%	1.90%	1.90%	1.84%		1.89%

Ratio of net investment income to average net assets	3.19%	3.14%	3.05%	3.44%		3.59%

Portfolio turnover rate	2.53%	—	4.39%	13.02%		1.06%

ø	As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effect of this change for the year ended September 30, 2002, was to increase net investment income per share and decrease net realized and unrealized gain on investments by less than $0.01 for each share class and to increase the ratios of net investment income to average net assets of each share class by 0.03%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm
The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman New Jersey Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 23, 2005

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Jersey Municipal Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (68)[2,3]	Chairman, Chief Executive Officer and Director, KeySpan Corporation
• Director: 2003 to Date	(diversified energy, gas and electric company); Director or Trustee of
• Oversees 57 Portfolios in	each of the investment companies of the Seligman Group of Funds†
Fund Complex	(except Seligman Cash Management Fund, Inc.); Director or Trustee,
Alberta Northeast Gas, Ltd., Boundary Gas Inc., The Houston
Exploration Company (oil and gas exploration, development and produc-
tion companies), Edison Electric Institute, Keyera Facilities Income Fund
(natural gas gathering and processing company), New York State Energy
Research and Development Authority, Independence Community Bank,
Business Council of New York State, Inc., New York City Partnership, and
the Long Island Association (business and civic organizations).

John R. Galvin (76)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 58 Portfolios in	the Seligman Group of Funds†; and Chairman Emeritus, American
Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, NATO, and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 58 Portfolios in	Jeannette K. Watson Summer Fellowship (summer internships for college
Fund Complex	students); Trustee, Committee for Economic Development; Governor,
Court of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation); Trustee, Save the Children (nonprofit child assistance organization; and Director, New York Telephone
Company.

Frank A. McPherson (72)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or
• Oversees 58 Portfolios in	Trustee of each of the investment companies of the Seligman Group of
Fund Complex	Funds†; and Director, ConocoPhillips (integrated international oil corpo-
ration), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation,
Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools
Foundation, and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products),
BOK Financial (bank holding company), and the Federal Reserve
System’s Kansas City Reserve Bank.

See footnotes on page 27.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Jersey Municipal Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Betsy S. Michel (63)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1988 to Date	Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge
• Oversees 58 Portfolios in	Foundation (charitable foundation). Formerly, Chairman of the Board of
Fund Complex	Trustees of St. George’s School (Newport, RI) and Trustee, World
Learning, Inc. (international educational training).

Leroy C. Richie (64)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
• Director: 2000 to Date	(library of technical standards); Director or Trustee of each of the invest-
• Oversees 57 Portfolios in	ment companies of the Seligman Group of Funds† (with the exception of
Fund Complex	Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
Corporation (diversified energy and chemical company) and Infinity, Inc.
(oil and gas services and exploration); and Director and Chairman,
Highland Park Michigan Economic Development Corp. Formerly, Trustee,
New York University Law Center Foundation; Vice Chairman, Detroit
Medical Center; and Chairman and Chief Executive Officer, Capital
Coating Technologies, Inc. (applied coating technologies); and Vice
President and General Counsel, Automotive Legal Affairs, Chrysler
Corporation.

Robert L. Shafer (73)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of
• Director: 1988 to Date	Malta to the United Nations; and Director or Trustee of each of the
• Oversees 58 Portfolios in	investment companies of the Seligman Group of Funds†. Formerly,
Fund Complex	Director, USLIFE Corporation (life insurance); and Vice President, Pfizer
Inc. (pharmaceuticals).

James N. Whitson (70)[1,3]	Director or Trustee of each of the investment companies of the Seligman
• Director: 1993 to Date	Group of Funds†; and Director, CommScope, Inc. (manufacturer of coax-
• Oversees 58 Portfolios in	ial cable). Retired Executive Vice President and Chief Operating Officer,
Fund Complex	Sammons Enterprises, Inc. (a diversified holding company); formerly,
Director and Consultant, Sammons Enterprises, Inc; and Director,
C-SPAN (cable television networks).

See footnotes on page 27.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Jersey Municipal Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (67)*	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board
• Director and Chairman of	and Director or Trustee of each of the investment companies of the
the Board: 1988 to Date	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
• Oversees 58 Portfolios in	Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants
Fund Complex	for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association.
Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)*	Director and President, J. & W. Seligman & Co. Incorporated; President,
• Director: 1993 to Date	Chief Executive Officer and Director or Trustee of each of the investment
• President: 1995 to Date	companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 58 Portfolios in	Institute; and Director (formerly Vice Chairman), ICI Mutual Insurance
Fund Complex	Company.

Thomas G. Moles (63)	Director and Managing Director, J. & W. Seligman & Co. Incorporated;
• Vice President and	Vice President and Co-Portfolio Manager, Seligman Municipal Fund
Portfolio Manager:	Series, Inc., Seligman Municipal Series Trust and Seligman Pennsylvania
1988 to Date	Municipal Fund Series; Executive Vice President and Co-Portfolio
Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select
Municipal Fund, Inc. (closed-end investment companies); and Director,
Seligman Advisors, Inc. and Seligman Services, Inc.

Eileen A. Comerford (47)	Senior Vice President and Investment Officer, J. & W. Seligman & Co.
• Vice President and	Incorporated; Vice President and Co-Portfolio Manager, Seligman
Co-Portfolio Manager:	Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman
2003 to Date	Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund,
Inc. and Seligman Select Municipal Fund, Inc.

Eleanor T. M. Hoagland (54)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President
• Vice President and Chief	and Chief Compliance Officer for each of the investment companies of
Compliance Officer:	the Seligman Group of Funds†. Formerly, Managing Director, Partner and
2004 to Date	Chief Portfolio Strategist, AMT Capital Management.

See footnotes on page 27.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Jersey Municipal Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Thomas G. Rose (47)	Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
• Vice President:	J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance,
2000 to Date	Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†,
Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer of each of the investment companies of the Seligman Group of
Funds and Seligman Data Corp.

Lawrence P. Vogel (49)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds† and Treasurer
• Treasurer:	of Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
2000 to Date	Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman
Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (41)	Director, Managing Director, General Counsel and Corporate Secretary,
• Secretary:	J. & W. Seligman & Co. Incorporated; Secretary of each of the investment
1994 to Date	companies of the Seligman Group of Funds†; and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the Trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1	Audit Committee
	2	Director Nominating Committee
	3	Board Operations Committee

Additional Fund
Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman. com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

[1]	The references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites do not form a part of this report or the Fund’s prospectus.

[2]	Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

TECNJ2 9/05

ITEM 2.	CODE OF ETHICS.
As of September 30, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004

Audit Fees	20,230	$19,337
Audit-Related Fees	–	–
Tax Fees	2,350	2,200
All Other Fees	1,931	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004

Audit-Related Fees	$120,630	$114,980
Tax Fees	13,903	7,800
All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $138,814 and $167,980, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	December 7, 2005

By:
/S/ LAWRENCE P. VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	December 7, 2005

SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by
Rule 30a-2(b) of the Investment Company Act of 1940.